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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): January 31, 2002
                                            ----------------

                          Whitewing Environmental Corp.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-74220                     95-4437350
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation             File Number)              Identification No.)

      430 Victoria Terrace, Ridgefield, NJ               07657
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     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code 201-943-0800
                                                   ------------

                              Whitewing Labs, Inc.
              3940 Laurel Canyon Blvd. #227, Studio City, CA 91604
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a) Financial statements of businesses acquired.

         Consolidated Financial Statements of Total Recycling Services, Inc. (formerly Total Filter Recycling, Inc.) as of December 31, 2001 (audited) and March 31, 2002 (unaudited) and for the years ended December 31, 2001 and 2000 (audited) and for the three months ended March 31, 2002 and 2001 (unaudited). (Exhibit 99.1)

     (b) Pro forma financial information.

         Consolidated Pro Forma Financial Statements (unaudited) of Whitewing Environmental Corp. and Total Recycling Services, Inc. as of March 31, 2002 and for the year ended December 31, 2001 and the three months ended March 31, 2002. (Exhibit 99.2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Whitewing Environmental Corp.
                                              ----------------------------------
                                                       (Registrant)

                                              /s/ Andrew V. Latham, Jr.
                                              ----------------------------------
                                              Andrew V. Latham, Jr.
                                              Principal Executive Officer


Date July 19, 2002                            /s/ Charles J. Stuto
                                              ----------------------------------
                                              Charles J. Stuto
                                              Principal Financial and Accounting
                                               Officer